                                                                    Exhibit 24.1






                   REINSURANCE GROUP OF AMERICA, INCORPORATED



                                POWER OF ATTORNEY


I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute David B. Atkinson, Jack B. Lay and James E. Sherman, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 1999 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.




Signature



/s/  H. Edwin Trusheim        Director
----------------------

H. Edwin Trusheim
Name (Typed or printed)


Date      2/25/00

                                                                    Exhibit 24.1







                   REINSURANCE GROUP OF AMERICA, INCORPORATED



                                POWER OF ATTORNEY


I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute David B. Atkinson, Jack B. Lay and James E. Sherman, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 1999 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.




Signature



/s/ William P. Stiritz        Director
----------------------

William P. Stiritz
Name (Typed or printed)


Date      2/17/00

                                                                    Exhibit 24.1







                   REINSURANCE GROUP OF AMERICA, INCORPORATED



                                POWER OF ATTORNEY


I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute David B. Atkinson, Jack B. Lay and James E. Sherman, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 1999 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.




Signature



/s/ John H. Tweedie      Director
-------------------

John H. Tweedie
Name (Typed or printed)


Date      2/23/00

                                                                    Exhibit 24.1







                   REINSURANCE GROUP OF AMERICA, INCORPORATED



                                POWER OF ATTORNEY


I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute David B. Atkinson, Jack B. Lay and James E. Sherman, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 1999 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.




Signature



/s/ William A. Peck      Director
-------------------

William A. Peck
Name (Typed or printed)


Date      2/15/00

                                                                    Exhibit 24.1







                   REINSURANCE GROUP OF AMERICA, INCORPORATED



                                POWER OF ATTORNEY


I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute David B. Atkinson, Jack B. Lay and James E. Sherman, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 1999 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.




Signature



/s/ Stuart. I. Greenbaum      Director
------------------------

Stuart I. Greenbaum
Name (Typed or printed)


Date      2/22/00

                                                                    Exhibit 24.1







                   REINSURANCE GROUP OF AMERICA, INCORPORATED



                                POWER OF ATTORNEY


I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute David B. Atkinson, Jack B. Lay and James E. Sherman, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 1999 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.




Signature



/s/ Bernard A. Edison    Director
---------------------

Bernard A. Edison
Name (Typed or printed)


Date      2/22/00

                                                                    Exhibit 24.1



                   REINSURANCE GROUP OF AMERICA, INCORPORATED



                                POWER OF ATTORNEY


I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute David B. Atkinson, Jack B. Lay and James E. Sherman, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 1999 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.




Signature



/s/ J. Cliff Eason       Director
------------------

J.   Cliff Eason
Name (Typed or printed)


Date      3/6/00